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                                                                   Exhibit 10.6

                               SECURITY AGREEMENT


         This SECURITY AGREEMENT dated as of December 8, 2000 (this "AGREEMENT") is entered into among CITICORP USA, INC. ("CITICORP") having an office at 599 Lexington Avenue, New York, NY 10043, as agent (the "AGENT"), for GENERAL ELECTRIC CAPITAL CORPORATION, FOR ITSELF AND AS AGENT FOR CERTAIN PARTICIPANTS ("GE CAPITAL"), having an office at 10 South LaSalle Street, Chicago IL 60603, and PRECISION PARTNERS, INC., a Delaware corporation, GALAXY INDUSTRIES CORPORATION, a Michigan corporation, MID STATE MACHINE PRODUCTS, a Maine corporation, NATIONWIDE PRECISION PRODUCTS CORP., a New York corporation, and GENERAL AUTOMATION, INC., an Illinois corporation (each individually a "GRANTOR" and collectively, the "GRANTORS").

                             PRELIMINARY STATEMENTS

         1. The Grantors are "Loan Parties" under that certain Credit Agreement, dated as of March 19, 1999 (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"), among Precision Partners, Inc., Precision Partners Holding Company, Mid State Machine Products, Galaxy Industries Corporation, Certified Fabricators, Inc., General Automation, Inc., Nationwide Precision Products Corp., Gillette Machine & Tool Co., Inc., the Lenders, Citicorp USA, Inc., as administrative agent (the "ADMINISTRATIVE AGENT"), Bank of America, N.A. (successor to NationsBank, N.A.), as syndication agent, and SunTrust Bank, Atlanta, as documentation agent. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

         2. As security for the Secured Obligations (as defined in the Security Agreement, dated as of March 19, 1999 (the "SECURITY AGREEMENT") made by the Borrower and the Subsidiary Guarantors in favor of the Administrative Agent), among other things, the Grantors granted to the Administrative Agent a security interest in and pledge of each Grantor's right, title and interest in the Pledged Collateral (used herein as defined in the Security Agreement excluding, however, the GE Capital Equipment Collateral as defined below and any rights, title or interest in real property (other than fixtures) of the Grantors).

         3. The Grantors other than Precision Partners, Inc. are the borrowers and Precision Partners, Inc. is the guarantor under a Loan, Security and Guaranty Agreement dated as of the date hereof (as amended, modified or supplemented from time to


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time, the "GE CAPITAL LOAN AGREEMENT"; the GE Capital Loan Agreement and the
other documents executed or delivered in connection therewith are referred to herein as the "GE CAPITAL LOAN DOCUMENTS"). The obligations of the Grantors under the GE Capital Loan Documents are referred to herein as the "GE CAPITAL OBLIGATIONS".

         4. As a condition precedent to the effectiveness of the GE Capital Loan Agreement, the Grantors are required to execute and deliver this Agreement.

         5. The Administrative Agent, GE Capital and the Agent have entered into an Intercreditor Agreement dated as of even date herewith (as amended, modified or supplemented from time to time, the "INTERCREDITOR AGREEMENT") wherein, among other things, GE Capital has appointed the Agent to serve as its agent under this Agreement for the purpose of enforcing the rights and remedies of GE Capital hereunder. The Administrative Agent has agreed to act as Agent for the purposes of this Agreement.

         NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantors hereby agree with the Agent as follows:

         SECTION 1. GRANT OF SECURITY INTEREST. As security for the GE Capital Obligations, the Grantors transfer and assign to the Agent, for the benefit of GE Capital, and grant to the Agent, for the benefit of GE Capital, a lien on and security interest in the Pledged Collateral, subject to existing liens in favor of the Administrative Agent and any other Permitted Liens.

         SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures and the Pledged Collateral is collateral security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise, of all the GE Capital Obligations and all renewals thereof, whether for principal (up to $22,770,826.00), and, to the extent related thereto, interest, fees, expenses or otherwise, whether now existing or hereafter arising (THE "GE CAPITAL SECURED OBLIGATIONS").

         SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Grantors represent, warrant and covenant as follows:

              (a) ORGANIZATION AND POWERS. Each Grantor is a corporation duly organized, validly existing and in


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       good standing under the laws of the jurisdiction in which it was organized, and has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted and to enter into this Agreement and carry out the transactions contemplated hereby.

              (b) OWNERSHIP OF COLLATERAL; LIENS. The Grantors own the Pledged Collateral free and clear of any Lien other than Permitted Liens, the senior Liens in favor of the Administrative Agent and the junior security interest granted hereby, and the Grantors will defend the Pledged Collateral against all other claims and demands.

              (c) CORPORATE EXISTENCE. Each Grantor shall maintain its corporate existence and continue in, and substantially limit its operations to, the same lines of business as the Grantors presently conduct.

              (d) MAINTENANCE OF PLEDGED COLLATERAL. The Grantors shall at all times maintain the Pledged Collateral in good working order and condition, ordinary wear and tear excepted.

              (e) BOOKS AND RECORDS, INSPECTIONS. The Grantors shall maintain books and records pertaining to the Pledged Collateral in such detail, form and scope as is consistent with good business practices, and shall provide the Agent and GE Capital access to the premises of the Grantors at any time and from time to time, during normal business hours and upon reasonable notice under the circumstances, for the purposes of (i) inspecting and copying (at the Grantors' expense) any and all records of the Grantors relating or pertaining to the Pledged Collateral or (ii) inspecting the Pledged Collateral.

              (f) CASUALTY LOSS. The Grantors shall promptly notify the Agent and GE Capital of any material damage to, destruction of, or lawful or unlawful taking of any of the Pledged Collateral and shall diligently file and prosecute any claim or claims for any award or payment in connection with any such event.

       SECTION 4. FURTHER ASSURANCES.

              (a) Each Grantor agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further actions that may be necessary or desirable, or (i) that


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       the Agent may reasonably request or (ii) that, subject to the terms of the Intercreditor Agreement, GE Capital may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable (x) the Agent to exercise and enforce, for the benefit of GE Capital, its rights and remedies hereunder, or (y) GE Capital, subject to the terms of the Intercreditor Agreement, to exercise and enforce its rights and remedies hereunder, with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Grantor will: (i) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent or GE Capital may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted to the Agent hereby and (ii) at the Agent's or GE Capital's request, appear in and defend any action or proceeding that may affect such Grantor's title to or the Agent's or GE Capital's security interest in the Pledged Collateral, provided that GE Capital's rights under this sentence shall be subject to the terms of the Intercreditor Agreement.

              (b) Each Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Collateral without the signature of the Grantors. A carbon, photographic or other reproduction of this Agreement or financing statement signed by the Grantors shall be sufficient as a financing statement.

       SECTION 5. THE AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Agent as such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Agent or otherwise, upon the occurrence and continuance of an Event of Default described in Section 7, in the Agent's discretion to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

              (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipt for monies due and to become due under or in respect of any of the Pledged Collateral;


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              (b)    to file any claim or take any action or institute any
       proceedings that the Agent may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of the Agent with respect to any of the Pledged Collateral; and

              (c) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Pledged Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Grantors' expense, at any time, or from time to time, all acts and things that the Agent deems necessary to protect, preserve or realize upon the Pledged Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

       SECTION 6. THE AGENT'S DUTIES AND LIABILITIES.

              (a) The powers conferred on the Agent hereunder are solely to protect GE Capital's interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, the Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral. The Agent shall be deemed to exercise reasonable care in the custody and preservation of such Pledged Collateral if such Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property.

              (b) The Agent and GE Capital shall not be liable to the Grantors (i) for any loss or damage sustained by them, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Pledged Collateral that may occur as a result of or in connection with or that is in any way related to (x) any exercise by the Agent or GE Capital of any right or remedy under this Agreement or (y) any other act of or failure to act by the Agent or GE Capital, except to the extent that the same shall be determined by a judgment of a court of competent jurisdiction to be the result of acts or omissions on the part of the Agent or GE Capital constituting gross negligence or


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       willful misconduct.

              (c) No claim may be made by the Grantors against the Agent, GE Capital or their respective affiliates, partners, directors, officers, employees, attorneys or agents for any special, indirect, or consequential damages in respect of any breach or wrongful conduct (whether the claim therefor is based on contract, tort or duty imposed by law) in connection with, arising out of or in any way related to the transactions contemplated and relationship established by this Agreement, or any act, omission or event occurring in connection therewith; and the Grantors hereby waive, release and agree not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

       SECTION 7. EVENTS OF DEFAULT. The occurrence of any Event of Default under and as defined in the GE Capital Loan Agreement as in effect on the date hereof, or if any representation or warranty made by any Grantor in Section 3 of this Agreement shall prove to have been inaccurate in any material respect as of the date hereof, or the occurrence of any breach, which is not cured within 30 days following notice to the Grantors from the Agent or GE Capital, of any covenant contained in Section 3 of this Agreement shall constitute an "Event of Default".

       SECTION 8. REMEDIES. If any Event of Default shall have occurred and be continuing, the Agent may, subject to the Intercreditor Agreement, exercise in respect of the Pledged Collateral, (a) all the rights and remedies of a secured party in default under the Code, whether or not the Code applies to the affected Pledged Collateral, (b) all of the rights and remedies provided for in this Agreement and any other agreement between the Grantors and (i) the Agent for the benefit of GE Capital or (ii) GE Capital and (c) such other rights and remedies as may be provided by law or otherwise (such rights and remedies of the Agent for the benefit of GE Capital or of GE Capital to be cumulative and non-exclusive).

       SECTION 9. APPLICATION OF PROCEEDS. Subject to the terms of the Intercreditor Agreement, and except as expressly provided elsewhere in this Agreement, all proceeds received by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral may,


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in the discretion of the Agent, be held by the Agent as Pledged Collateral for, or then, or at any other time thereafter applied, in full or in part by the Agent against the GE Capital Secured Obligations in the following order of priority:

              (a) To the payment of all costs and expenses of such sale, collection or other realization and all other expenses, liabilities and advances made or incurred by the Agent in connection therewith and all amounts for which the Agent is entitled to indemnification hereunder and all advances made by the Agent hereunder for the account of the Grantors and for the payment of all costs and expenses paid or incurred by the Agent in connection with the exercise of any right or remedy hereunder;

              (b) To the payment of the Credit Agreement Obligations (used herein as defined in the Intercreditor Agreement) in such order as the Administrative Agent shall elect;

              (c) To the payment of the GE Capital Secured Obligations in such order as GE Capital shall elect; and

              (d) To the payment to or upon the order of the Grantors, or whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, any surplus then remaining from such proceeds.

       SECTION 10. INDEMNITY AND EXPENSES.

              (a) The Grantors agree to indemnify the Agent and GE Capital from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities of the Agent or GE Capital resulting from the Agent's or GE Capital's gross negligence or willful misconduct, as the case may be.

              (b) The Grantors will, upon demand, pay to the Agent and GE Capital the amount of any and all reasonable expenses, including the reasonable fees and disbursements of counsel to the Agent and GE Capital, and of any experts and agents, that the Agent and GE Capital may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement


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       of any of the rights of the Agent hereunder or (iv) the failure by the
       Grantors to perform or observe any of the provisions hereof.

       SECTION 11. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of (i) the Credit Agreement Obligations upon which payment the Agent will resign as agent hereunder and GE Capital shall thereupon be deemed the secured party hereunder and (ii) the GE Capital Secured Obligations, (b) be binding upon the Grantors, their successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder for the benefit of GE Capital, to the benefit of the Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), GE Capital may assign or otherwise transfer the GE Capital Loan Documents, in accordance with the terms of the Intercreditor Agreement and the GE Capital Loan Agreement, to any other person or entity, and such other benefits in respect thereof granted to GE Capital herein or otherwise. Upon the indefeasible payment in full of the GE Capital Secured Obligations, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Grantors. Upon any such termination, the Agent will, at the Grantors' expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

       SECTION 12. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantors herefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

       SECTION 13. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including by telecopier) and mailed or telecopied or delivered to the Grantors, addressed to or in care of Precision Partners, Inc. at its address specified after the signature of Precision Partners, Inc. hereto, or to the Agent at its address specified after its signature hereto, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, be effective three Business Days after being


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deposited in the mails, postage paid and addressed as aforesaid or, when telecopied, when received.

       SECTION 14. CONSENT TO JURISDICTION. All judicial proceedings brought against the Grantors with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York and, by execution and delivery of this Agreement, each Grantor accepts for itself and in connection with the Pledged Collateral, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

       SECTION 15. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF. Unless otherwise defined herein, terms used in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

       SECTION 16. WAIVER OF JURY TRIAL. THE AGENT, GE CAPITAL AND THE GRANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY DOCUMENT
EXECUTED OR DELIVERED IN CONNECTION HEREWITH AND FOR ANY COUNTERCLAIM THEREIN.

       SECTION 17. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

       SECTION 18. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

       SECTION 19. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Any such counterpart, when delivered by telecopier, shall have the same force and effect as an original manually executed counterpart.

       SECTION 20. INTERCREDITOR AGREEMENT. This Agreement is subject in all respects to the provisions of the Intercreditor Agreement which shall control the terms hereof in the event of any inconsistency.


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       IN WITNESS WHEREOF, the Grantors and the Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                        PRECISION PARTNERS, INC.



                                        By:   /s/  Frank Reilly
                                           -------------------------------
                                           Name: Frank Reilly
                                           Title: Executive Vice President
                                                  and Cheif Financial Officer
                                        5605 N. MacArthur Blvd.
                                        Suite 760
                                        Irving, TX 75038
                                        Attention: Frank R. Reilly
                                        Telecopy: (972) 580-1551


                                        GALAXY INDUSTRIES CORPORATION



                                        By:   /s/  Frank Reilly
                                           ----------------------------------
                                           Name: Frank Reilly
                                           Title: Vice President
                                        41150 Joy Road
                                        Plymouth, MI 48170


                                        MID STATE MACHINE PRODUCTS



                                        By:   /s/  Frank Reilly
                                           ----------------------------------
                                           Name: Frank Reilly
                                           Title: Vice President
                                        1501 Verti Drive
                                        Winslow, ME 04901



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                                        NATIONWIDE PRECISION PRODUCTS CORP.



                                        By:   /s/  Frank Reilly
                                           ----------------------------------
                                           Name: Frank Reilly
                                           Title: Vice President
                                        200 Tech Park Drive
                                        Henrietta, NY 14623


                                        GENERAL AUTOMATION, INC.



                                        By:   /s/  Frank Reilly
                                           ----------------------------------
                                           Name: Frank Reilly
                                           Title: Vice President
                                        3300 Oakton Street
                                        Skokie, IL 60076


                                        CITICORP USA, INC., acting solely
                                        in its capacity as Agent for GE
                                        Capital



                                        By:   /s/  Michael Becker
                                           ----------------------------------
                                           Name: Michael Becker
                                           Title:
                                        599 Lexington Avenue
                                        New York, NY 10043
                                        Attention: Mr. Michael Becker
                                        Telecopy: (212) 793-4782

                                        with a copy to:

                                        General Electric Capital
                                          Corporation
                                        401 Merritt Seven
                                        Second Floor
                                        Norwalk, Connecticut 06856
                                        Attention: Mr. Jeff Fitts
                                        Telecopy: (203) 229-1992







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